SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported)   November 30, 1997
                                                          -----------------


                                THE TALBOTS, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Delaware                          1-12552                41-1111318
-----------------------------         -------                -----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
    of Incorporation)                 File Number)           Identification No.)



175 Beal Street, Hingham, Massachusetts           02043
----------------------------------------         ----------
(Address of Principal Executive Offices)         (Zip Code)



Registrant's telephone number, including area code     (781)749-7600
                                                       -------------


                                       N/A
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Exhibits.

The following exhibits are filed as part of this Report:


Exhibits
--------

(10)     Material Contracts.
         -------------------

         10.34 Third Amendment to the Revolving Credit Agreement between Talbots and The Sakura Bank, Limited, New York Branch, dated as of January 28, 1998.

         10.35 Revolving Credit Agreement between Talbots and The Dai-Ichi Kangyo Bank, Limited, dated as of April 14, 1998.

         10.36    Credit   Agreement   between   Talbots   and   The   Bank   of
                  Tokyo-Mitsubishi, Ltd., New York Branch, dated as of April 17, 1998.

         10.37 Fourth Amendment to the Revolving Credit Facility between Talbots and The Sakura Bank, Limited, New York Branch, dated as of April 17, 1998.

         10.38 Third Amendment Agreement between Talbots and The Norinchukin Bank, New York Branch, dated as of April 17, 1998.

         10.39 Third Amendment to the Revolving Credit Agreement between Talbots and The Dai-Ichi Kangyo Bank, Limited, dated as of April 17, 1998.

         10.52    Agreement  and  Release  dated  as of  November  30,  1997 (C.
                  Hinkley).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 1, 1998


                                           THE TALBOTS, INC.


                                           EDWARD L. LARSEN
                                       By:-------------------------------------
                                          Edward L. Larsen
                                          Senior Vice President, Finance
                                          Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

(10)     Material Contracts.
         -------------------


         10.34 Third Amendment to the Revolving Credit Agreement between Talbots and The Sakura Bank, Limited, New York Branch, dated as of January 28, 1998.

         10.35 Revolving Credit Agreement between Talbots and The Dai-Ichi Kangyo Bank, Limited, dated as of April 14, 1998.

         10.36    Credit   Agreement   between   Talbots   and   The   Bank   of
                  Tokyo-Mitsubishi, Ltd., New York Branch, dated as of April 17, 1998.

         10.37 Fourth Amendment to the Revolving Credit Facility between Talbots and The Sakura Bank, Limited, New York Branch, dated as of April 17, 1998.

         10.38 Third Amendment Agreement between Talbots and The Norinchukin Bank, New York Branch, dated as of April 17, 1998.

         10.39 Third Amendment to the Revolving Credit Agreement between Talbots and The Dai-Ichi Kangyo Bank, Limited, dated as of April 17, 1998.

         10.52    Agreement  and  Release  dated  as of  November  30,  1997 (C.
                  Hinkley).